Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of John B. Sanfilippo & Son, Inc. (the “Company”) on Form 10-Q for the quarter ended September 29, 2016 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Michael J. Valentine, Chief Financial Officer, Group President and Secretary, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that based on my knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

November 2, 2016

/s/ Michael J. Valentine
Michael J. Valentine
Chief Financial Officer, Group President and Secretary